EXHIBIT B

EXCLUSIVE LICENSING AGREEMENT

                This EXCLUSIVE LICENSING AGREEMENT (“Agreement”), effective as of September 1, 2008 (the “Effective Date”), is entered into by and among DANIEL ZHABILOV as Trustee of The Zhabilov Trust, a California Trust executed at Los Angeles, California on March 2, 2006 (“The Zhabilov Trust”) and IMMUNOTECH LABORATORIES, INC., a California corporation (“Immunotech”), with its principal offices located at ….

(Please refer to the pdf document “exhibit-b” included with this filing)